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                                                                   EXHIBIT 10.2

                 [INDEPENDENCE COMMUNITY BANK CORP. LETTERHEAD]


                                ______ __, 1997



Charles J. Hamm
President and Chief Executive Officer
Independence Savings Bank
195 Montague Street
Brooklyn, New York 11202

Dear Mr. Hamm:

     This letter confirms Independence Community Bank Corp.'s commitment to fund a leveraged ESOP in an amount up to $________. The commitment is subject to the following terms and conditions:

     1.   Lender: Independence Community Bank Corp.

     2.   Borrower: Independence Community Bank Corp. Employee Stock Ownership
          Plan.

     3.   Trustee: _____________________________________.

     4. Security: Unallocated shares of stock of the Company held in the Independence Community Bank Corp. Employee Stock Ownership Plan.

     5.   Maturity: Up to 20 years from funding.

     6. Amortization: Equal principal payments on quarterly, semi-annual or annual basis; specific amount to be set prior to funding upon determination of total loan disbursements required.




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Charles J. Hamm
______ __, 1997
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          7.   Pricing:

               a. [__%] or [THE PRIME RATE AS PUBLISHED IN THE WALL STREET JOURNAL ON THE DATE OF THE LOAN transaction].

          8.   Interest Payments:

               a. Quarterly, semi-annual or annual (on a 360 or 365 day basis).

          9. Funding: In full by ____________, unless such date is waived by the Company.

          10.  Prepayment: Voluntary prepayments are permitted at any time.

          11. Conditions Precedent to Closing: Receipt by the Company of all supporting loan documents in a form and with terms and conditions satisfactory to the Company and its counsel. Consummation of the transaction will also be contingent upon no material adverse change occurring in the condition of Independence Savings Bank or the Company.

          12. Closing Date: Not later than ______________, unless such date is waived by the Company.

     If the terms and conditions are agreeable to you, please indicate your acceptance by signing the enclosed copy and returning it to my attention.

                                             Sincerely,



                                             Joseph S. Morgano
                                             Executive Vice President

Accepted on Behalf of
Independence Saving Bank


By:                                          Date:
    ------------------------------                  --------------------------
    Charles J. Hamm
    President and Chief Executive Officer